UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 8, 2020

Date of Report (Date of earliest event reported)

LIFESCI ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39244	83-3197402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West 55th Street, #3401 New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 889-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant to acquire one-half of one share of Common Stock	LSACU	The NASDAQ Stock Market LLC
Common Stock	LSAC	The NASDAQ Stock Market LLC
Warrants	LSACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

IMPORTANT NOTICES

Participants in the Solicitation

Vincera Pharma, Inc. (“Vincera”), LifeSci Acquisition Corp. (“LSAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of LSAC common stock in respect of the proposed transaction described herein. Information about LSAC’s directors and executive officers and their ownership of LSAC’s common stock is set forth in LSAC’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (“10-K”) and Prospectus dated March 5, 2020 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the proposed transaction described herein, LSAC will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, LSAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITYHOLDERS OF LSAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE proposed TRANSACTION THAT LSAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LSAC, VINCERA AND THE proposed TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by LSAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to LifeSci Acquisition Corp., 250 W. 55th St., #3401, New York, NY 10019.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the merger agreement (the “Merger Agreement”) among LSAC, LifeSci Acquisition Merger Sub, Inc., Vincera and Raquel Izumi, as representative of the Vincera stockholders (the “Merger”), integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, Vincera’s expectations with respect to the Bayer license and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on LSAC and Vincera managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against LSAC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger, including due to the failure to obtain approval of LSAC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) the amount of redemption requests made by LSAC’s stockholders; (5) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (6) the ability to meet Nasdaq listing standards following the consummation of the Merger; (7) the risk that the Merger disrupts current plans and operations of Vincera as a result of the announcement and consummation of the Merger; (8) the risk that the Bayer license agreement is not entered into; (9) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (10) costs related to the Merger; (11) changes in applicable laws or regulations; (12) risks related to the rollout of Vincera’s business and the timing of expected business milestones; (13) the possibility that Vincera or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (14) risks associated with preclinical or clinical development conducted prior to Vincera’s in-licensing; (15) the availability of capital and Vincera estimates of expenses; (16) changes in the assumptions underlying Vincera’s expectations regarding its future business or business model; (17) Vincera’s ability to develop and commercialize product candidates; and (18) other risks and uncertainties indicated in the proxy statement of LSAC to be filed by LSAC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by LSAC.

A further list and description of risks and uncertainties can be found in LSAC’s 10-K and in the proxy statement on Schedule 14A that will be filed with the SEC by LSAC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to LSAC and Vincera and speaks only as of the date on which it is made. LSAC and Vincera undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 7.01. Regulation FD Disclosure

On October 8, 2020, Vincera issued a press release announcing the signing of an exclusive license agreement with Bayer AG for the development and commercialization of an early development oncology portfolio. A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing information, including the press release attached hereto as Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01. Other Events

Please refer to Item 7.01 which is incorporated by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Vincera Press Release, dated as of October 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2020

LIFESCI ACQUISITION CORP.

By:	/s/ Andrew McDonald
Name:	Andrew McDonald
Title:	Chief Executive Officer